UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                 April 27, 2006


                             CENTRAL JERSEY BANCORP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           New Jersey                    0-49925                  22-3757709
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission               (IRS Employer
        incorporation)                File Number)           Identification No.)

627 Second Avenue, Long Branch, New Jersey                          07740
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300



       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.
---------   ---------------------------------------------

      On April 27, 2006, Central Jersey Bancorp issued a press release announcing its consolidated financial results for the three-month period ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this current report.

      The information contained under Item 2.02 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained under Item 2.02 of this current report shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 8 - Other Events

Item 8.01.  Other Events.
---------   ------------

      On April 27, 2006, Central Jersey Bancorp issued a press release announcing the declaration of a stock distribution equal to five percent (5%) of the authorized and outstanding shares of its common stock payable on July 1, 2006 to shareholders of record on June 15, 2006. A copy of the press release is attached hereto as Exhibit 99.2 to this current report.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

            (d) Exhibits:

            Exhibit
            Number                        Description
            ------                        -----------

            99.1 Press Release Re: Consolidated Financial Results for the Three-Month Period Ended March 31, 2006.

            99.2     Press Release Re: Declaration of a 5% Stock Distribution.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CENTRAL JERSEY BANCORP
                                       ----------------------------------------
                                                     (Registrant)



                                       By:  /s/ James S. Vaccaro
                                           ------------------------------------
                                           James S. Vaccaro
                                           President and Chief Executive Officer


Date:  April 28, 2006

                                  EXHIBIT INDEX


Exhibit
Number                              Description
------                              -----------

99.1 Press Release Re: Consolidated Financial Results for the Three-Month Period Ended March 31, 2006.

99.2            Press Release Re: Declaration of a 5% Stock Distribution.